ACQUISITION OF KERN OIL & REFINING CO.

NOVEMBER 5, 2007

100 Mill Plain Road
Suite 320
Danbury, CT 06811
(203) 546-3437
(212) 297-6277

Forward-Looking Statements

This presentation contains forward-looking statements about NTR Acquisition Co. ("NTR"), Kern Oil & Refining Co. ("Kern") and their combined business after completion of NTR's proposed acquisition of Kern, including statements relating to management's current objectives and plans, future economic performance, and industry and market trends and conditions. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described. These risks and uncertainties include, among others: economic, business and political conditions in the United States and abroad; fluctuations in oil and gas prices; the availability of and ability to access crude oil supply; intensity of competition; changes in customer demand; costs and results of future capital expenditures and financing efforts; changes in applicable federal, state and local laws and regulations (including those pertaining to the environment); the ability to obtain required approvals from NTR's stockholders or regulatory approvals for the acquisition; risks that closing of the transaction is substantially delayed or does not occur at all; and risks that Kern's business will not be integrated successfully with NTR's. Additional information regarding other risks and uncertainties relating to NTR and its business is contained in NTR's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and its 10-Q for the quarter ended June 30, 2007. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Neither NTR nor Kern assumes any obligation to update the information contained in this presentation.

Non-GAAP financial measures

This presentation contains unaudited non-GAAP financial measures, including EBITDA, pro forma EBITDA, Refining Spread, Maintenance Capital and Unlevered Free Cash Flow. Management believes that presentation of these non-GAAP financial measures serve to enhance understanding of NTR's and Kern's individual and combined operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures.

Additional Securities Law Information

NTR intends to file with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement in connection with the proposed acquisition of Kern and to mail a definitive proxy statement and other relevant documents to NTR stockholders. Stockholders of NTR and other interested persons are advised to read, when available, NTR's preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with NTR's solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Kern, NTR and the proposed acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge once available, at the SEC's internet site at http://www.sec.gov or by directing a request to: NTR Acquisition Co., 100 Mill Plain Road, Suite 320, Danbury, CT 06811, telephone (203) 546-3437.

NTR and its directors and Chief Executive Officer may be deemed participants in the solicitation of proxies from NTR's stockholders. A list of the names of those directors and the Chief Executive Officer and descriptions of their interests in NTR is contained in NTR's prospectus dated January 30, 2007, which is filed with the SEC, and will also be contained in NTR's proxy statement when it becomes available. NTR's stockholders may obtain additional information about the interests of its directors and Chief Executive Officer in the acquisition by reading NTR's proxy statement when it becomes available.

Certain financial information and data of Kern contained in this presentation is unaudited and prepared by Kern as a private company, and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in NTR's proxy statement to solicit stockholder approval of the proposed acquisition.

Transaction Highlights

- NTR is acquiring 100% of the shares of Kern for a cash consideration of $286.5 million
  - In addition NTR will acquire for cash Kern's net working capital at closing
- Kern consists of a 27,000 bpd[1] refinery based in Bakersfield, CA, and includes:
  - 839,000 bbls of crude oil and product storage and an 18-mile crude pipeline and related gathering systems
  - Normalized FY2007 EBITDA[2] of $67 million and 2004-2006 annual average EBITDA of $57 million
- Located in Kern County, Kern is uniquely positioned to capitalize on the availability of heavy crude oil in the region
- Occidental Petroleum will invest $35 million in NTR in the form of a convertible preferred security in support of the acquisition
  - Occidental is an international oil and gas exploration and production company with significant production operations in California

[1] Rated stream day capacity
[2] Based on reported EBITDA of $44 million through June 30, 2007 and fiscal year ending November 30

Transaction Summary

Structure	▪ Purchase of 100% of the shares of Kern Oil & Refining Co. ▪ Structured as an asset purchase
Consideration	▪ $286.5 million in cash to be financed with cash on hand and $35 million investment in NTR from Occidental ▪ Proposal from Citigroup Global Markets, Inc. for a $120 million senior secured revolving credit facility
Management	▪ To include Mario E. Rodriguez, CEO; Hank Kuchta, President & COO; Bill Hantke, PFO; Jeff Dill, General Counsel; Jake Belin, President of Kern
Occidental Petroleum Investment	▪ Occidental Petroleum will invest $35 million in a convertible preferred security to be issued by NTR ▪ 5.75% coupon rate
Board of Directors	▪ Occidental will have the right to nominate one director to NTR's Board
Approvals	▪ Majority of NTR shareholders (approval requires that less than 20% of shareholders vote against transaction and elect redemption) ▪ Relevant federal and state regulatory authorities
Expected Closing	▪ First Quarter of 2008

NTR

Comparable Transaction Metrics



$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Purchase price / capacity ($/Bpd)
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Purchase price / LTM EBITDA
4.5x
$7,354
5.7x
$7,937
4.9x
$7,754
4.0x
$4,350
$12,471
3.7x
5.5x
$8,708
$18,290
4.0x
$13,800 (a)
5.8x
$11,875
4.3x
$10,611
Acquisition Announcement Date
5/01
4/05
4/05
7/05
8/06
8/06
8/06
1/07
5/07
11/07 NTR/Kern
Corporate transaction
Asset transaction

Source: Company filings, Wall Street research, Herold.
Note: Purchase price multiples are net of working capital.
(a) LTM EBITDA was not disclosed

Publicly Traded Comparables[1]

Proposed Kern transaction metrics compare favorably to publicly-traded small cap refiners.



FV/LTM EBITDA
6.5
6.0
5.5
5.0
4.5
4.0
3.5
6.1x
5.6x
5.4x
4.3x
PF Kern
Public Comps



FV/Capacity
$25,000
$20,000
$15,000
$10,000
$5,000
$24,607
$13,815
$9,556
$10,661
PF Kern
Public Comps



Debt/Total Book Cap
70%
60%
50%
40%
30%
20%
10%
0%
64%
49%
12%
PF Kern
Public Comps

[1] Consists of Delek, Alon, CVR Energy, Holly, Western and Frontier

Refinery Overview

- 27,000 bpd refinery with 839,000 barrels of crude oil and product storage, 18-mile crude receipt pipeline and related crude gathering systems
  - An additional 212,000 barrels of storage capacity being added
- Processes local crude oil from the San Joaquin Valley ("SJV") and markets refined products primarily in Southern Central California
- Seven months ended June 30, EBITDA for fiscal year-to-date 2007 is approximately $44 million
- Ample land surrounding refinery to exploit opportunities to expand and upgrade
- Experienced and efficient management team and employees



High Value Light Products

Product End Uses

Product	End Uses
Gasoline	Automobiles
Diesel	Trucking, agriculture and oil drilling
Fuel Oil	Refinery feed, bunker fuel, cargoes
Gas Oil	Cat feed, diluent, cutter stock
Solvents	Paint and coating industry

Average Refinery Production[1]



Gasoline
8,800
Diesel
8,500
Fuel Oil
10,400
Gas Oil, 1,000
Solvents, 400

Major Units

	BPD
Crude	27,000
Naphtha Hydrotreater	5,000
Platformer	3,650
Reformer	3,000
Kerosene Hydrotreater/Unibon	4,000/2,000
Distillate Hydrotreater	6,500
Solvent Unit	1,050
Sulfur Plant	10 long tons
Cogen Unit	4.2 MW

[1] Includes purchased blendstocks.

Strong PADD V Market

- West Coast 3:2:1 crack spreads have been, on average, 88% above comparable crack spreads in the Gulf Coast

	2000	2001	2002	2003	2004	2005	2006	2007 YTD
WTI ($/bbl)	$30.26	$25.96	$26.16	$31.07	$41.49	$56.59	$66.02	$67.95
Differential ($/bbl)	$6.70	$5.29	$5.41	$7.74	$11.46	$8.36	$8.86	$8.53


$30
$24
$18
$12
$6
$-
per barrel
2000
2001
2002
2003
2004
2005
2006
2007 YTD
GC 3:2:1
West Coast 3:2:1

Source: Valero's web site, Key Commodity Prices and Differentials

Regional Crude Oil Supply

- Ample availability of heavy crude despite natural decline of oil producing fields
- SJV's indigenous crude oil production (approximately 470,000 bpd[1,2]) is forecasted to exceed the supply needs for all Bakersfield refineries (approximately 117,000 bpd) for the foreseeable future.

District 4 / Kern County Oil Production by Grade
(Thousands of Barrels per Day)



700
600
500
400
300
200
100
0
API<15
15<API<20
API>20
1997
1998
1998
1999
2000
2001
2002
2003
2004
2005
2006
Less than 15 API
Between 15 and 30 API
Greater than 20 API

San Joaquin Valley Crude Production
(Thousands Barrels per Day)



520
470
420
370
320
270
220
170
120
70
20
4% Decline Curve
Assumed 2% Annual Capacity Increase
2007P
2008P
2009P
2010P
2011P
2012P
2013P
2014P
2015P

[1] Includes both San Joaquin Light and San Joaquin Heavy.
[2] Source: EIA.

NTR

Growing Market for Products

Key Factors Influencing Kern Product Sales Growth

- One of only two refiners between Los Angeles and San Francisco capable of producing both CARB RFG and CARB ULSD.
- Growing diesel demand due to:
  - Trucking
  - Agriculture
  - Crude oil production and drilling
- Southern San Joaquin Valley's demand ratio is approximately 50% gasoline and 50% diesel versus California demand of approximately 85% gasoline and 15% diesel.

Kern's Marketing Areas



Primary Marketing Area
Secondary Marketing Area
Modoc
Shasta
Lassen
Plumas
Mendocino
Sonoma
Mono
Fresno
Inyo
Monterey
Tulare
Kings
San Luis Obispo
Bakersfield
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

NTR

Significant Improvement Opportunities

- Kern and NTR have identified a few projects expected to increase significantly the refinery's cash flow and earnings generation potential.

(Dollar amounts in millions)

Project	Description	Initial Estimated Capital Cost	Estimated Construction Time (Years)	Estimated EBITDA[1]
Transmix Splitter	Add a transmix splitter to produce a naphtha and distillate cut directly without comingling transmix and crude oil for crude unit processing. This would partially unload crude unit and recover approximately 3,000 bpd of crude unit capacity.	$5	1	$8-$10
Isomerization Unit	Add an isomerization unit to produce more high octane, low sulfur gasoline blending components	15	2	$12-$15
Hydrocracker	Add a hydrocracker to upgrade the approximate 35% of product slate that is sold for refinery feedstock or bunker fuel.	170	3	$50-$60
Coker	Add a coker unit to allow the refinery to process 13° to 16°API crude oil.	350	3	$125-$140

[1] Assumes 2006 average prices.

Attractive Growth Potential

Estimated Annual EBITDA, $ millions

Near Term Projects



$90
$80
$70
$60
$50
$40
$30
14%
CAGR
Transmix
Splitter
Isomerization
Unit
Stand Alone
CY1
CY2

Upgrade Projects



$230
$180
$130
$80
$30
59%
CAGR
Near Term
Projects
Hydrocracker
Coker
Stand Alone
CY3

Strong Historical Performance

(Dollar amounts in millions)

Historical Selected Operating And Financial Data[1]

	Fiscal Year			7 Months
	2004	2005	2006	Ended 6/30/07
Operating Statistics				
Capacity (bpsd)	27,000	27,000	27,000	27,000
Crude Charge (bpd)	25,379	24,609	25,577	21,832
Refinery Utilization	94%	91%	95%	81%
Financial Statistics				
Refining Spread[2]	$ 81.3	$ 101.1	$ 79.5	$ 66.3
Operating Expense	21.0	26.4	28.0	19.2
SG&A Expense[3]	4.8	5.2	5.4	3.3
EBITDA	**$ 55.5**	**$ 69.4**	**$ 46.2**	**$ 43.7**
Maintenance Capital[4]	1.0	0.5	2.1	0.2
Unlevered Free Cash Flow	**$ 54.5**	**$ 68.9**	**$ 44.1**	**$ 43.6**

1 Per Kern's records.
2 Pro forma excluding hedging gains/losses and LIFO inventory reserve changes.
3 Does not include expenditures related to discretionary management bonuses.
4 Includes regulatory capital but does not include major projects.

NTR

What We Told You and What We Did

Investment Criteria	Kern
▪ Sustainable financial performance through the cycle	✓
▪ Opportunity to capitalize on private-to-public valuation arbitrage	✓
▪ Ability to access heavy, sour crude oil supplies	✓
▪ Opportunity to negotiate supply agreements	✓
▪ Access to distribution and logistics infrastructure	✓
▪ Attractive growth platform	✓

APPENDIX

Historical Selected Operating and Financial Data

	Fiscal Year 2004	Fiscal Year 2005	Fiscal Year 2006	7 Months Ended 6/30/07
Throughput (Bpd)				
Crude Charge (Mbbls)	9,263	8,982	9,336	4,628
Crude Charge (Bpd)	25,379	24,609	25,577	21,832
Refinery Capacity	27,000	27,000	27,000	27,000
Refinery Utilization	94.0%	91.1%	94.7%	80.9%
Sales Of Refined Products				
Sales Volume (Mbbls)	10,168	10,295	10,445	5,275
Gasoline	29%	33%	30%	34
Diesel	29	29	29	28
Fuel Oil	37	34	37	34
Gasoil, Solvents And Other	5	4	5	4
Total	100%	100%	100%	100%
Average Per Barrel Sold[1]				
Revenue	$ 47.94	$ 62.77	$ 73.37	$ 76.54
Cost Of Sales[2]	39.95	52.95	65.76	63.97
Gross Margin	7.99	9.82	7.61	12.56
Operating Expenses	2.07	2.56	2.68	3.64
Gross Margin After Operating Costs	5.93	7.25	4.93	8.92
G&A[3]	0.47	0.51	0.51	0.63
EBITDA	$ 5.46	$ 6.75	$ 4.42	$ 8.29

Source: Kern's operating and financial records

1 Pro forma excluding hedging gains and losses.

2 Pro forma excluding LIFO inventory reserve charges.

3 Pro forma excluding expenditures for discretionary management bonuses.